COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 3
dated August 1, 2016
to the Statement of Additional Information (“SAI”)
dated May 1, 2016, as supplemented through June 16, 2016

Effective immediately, the following paragraph is hereby added as a new final paragraph of the sub-section entitled “Investment in Europe” of the sub-section entitled “Foreign investments” of the section entitled “Investment policies and risk considerations” set forth beginning on page 20 of the SAI.

In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the EU. It is expected that the UK will formally withdraw from the EU in due course, and that the process may take up to two years once formally initiated; however, there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise time frame. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of an Account’s investments economically tied to the UK or EU.

Phillip G. Goff no longer serves as an officer of CREF. The following entry hereby replaces in its entirety the entry for Phillip G. Goff found in Supplement No. 2 to the SAI.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Glenn Brightman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Treasurer	One-year term. Treasurer since 2016.	Senior Vice President, Chief Financial Officer of TIAA Global Asset Management. Treasurer of CREF; Chief Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.

A15514 (8/16)